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                                                                    EXHIBIT 23.1

                  CONSENT OF WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION


    We hereby consent to the filing of our legal opinion as an exhibit to the Registration Statement including all amendments thereto filed on Form S-4 with the Securities and Exchange Commission and we further consent to all references to us in the Registration Statement including all amendments thereto.


                                          WILSON SONSINI GOODRICH & ROSATI
                                          PROFESSIONAL CORPORATION

Palo Alto, CA

August 7, 1996